Exhibit 99.1

Spire Global Announces Strong Fourth Quarter and Full Year 2023 Results; Achieves Positive Cash Flow from Operations

●
Tenth consecutive quarter of record revenue; fourth quarter revenue of $27.7M; full year 2023 revenue growth of 32%
●
Improved GAAP operating loss in fourth quarter to ($8.2M), 50% year-over-year (“YOY”) improvement, and lowered Non-GAAP operating loss1 to ($3.6M), 65% YOY improvement
●
Improved net loss in fourth quarter to ($12.2M); 30% YOY improvement, and achieved positive adjusted EBITDA1 of $2.1M
●
Achieved positive cash flow from operations of $4.1M and free cash flow1 of ($2.2M) during the fourth quarter

VIENNA, VA, March 6, 2024 – Spire Global, Inc. (NYSE: SPIR) (“Spire” or “the Company”), a leading provider of space-based data, analytics and space services, today announced results for its quarter and year ended December 31, 2023. The Company will hold a webcast at 5:00 pm ET today to discuss the results.

"Over the past quarter and throughout 2023, we continually demonstrated our ability to achieve our business objectives, fueling results that met or surpassed our expectations,” said Peter Platzer, Spire CEO. “The continued growth we see is driven by issues that impact all of humanity, such as climate change and global security. We are honored, and encouraged, to see businesses and organizations increasingly relying on our differentiated, highly valuable data to gain meaningful insights that help create a safer, more prosperous, and sustainable future on Earth."

“Spire achieved a strong finish to 2023 with positive cash flow from operations and positive adjusted EBITDA,” said Leo Basola, Spire CFO. “With a $9.2 million sequential improvement in cash flow from operations, and non-GAAP operating loss and adjusted EBITDA each exceeding the high end of our guidance range, the results for the quarter surpassed our expectations. As we focus on 2024, we expect to deliver positive free cash flow in the summer of 2024 and make progress towards refinancing our existing debt.”

Fourth Quarter and Full Year 2023 Highlights

Financial:

●
Fourth quarter 2023 revenue was $27.7 million, representing the 10th consecutive quarter of record revenue. Full year 2023 revenue was $105.7 million, representing 32% year-over-year growth, and meeting our objective of over 30% annual revenue growth.
●
Fourth quarter 2023 U.S. generally accepted accounting principles (“GAAP”) operating loss was $8.2 million, a 50% improvement year-over-year, and full year 2023 GAAP operating loss was $44.6 million, a 35% improvement. Fourth quarter 2023 non-GAAP

1 Non-GAAP Financial Measure, please see section titled Non-GAAP Financial Measures for the definition of such measures and the reconciliation tables at the end of this release for reconciliation to the most directly comparable GAAP measure.

operating loss was $3.6 million, a 65% improvement year-over-year and above the high end of our guidance range. Full year 2023 non-GAAP operating loss was $25.8 million, a 42% improvement year-over-year. We believe these results reflect strong execution on our path to profitability.
●
Fourth quarter 2023 net loss was $12.2 million, a $5.3 million year-over-year improvement. Adjusted EBITDA for the fourth quarter 2023 was positive $2.1 million, a $9.4 million improvement year-over-year and over $1 million above the high end of our guidance range.
●
Fourth quarter 2023 cash flow from operations was positive $4.1 million, a sequential quarter-over-quarter improvement of $9.2 million. Fourth quarter 2023 free cash flow was ($2.2) million, reflecting a $13.9 million sequential improvement quarter-over-quarter.

Business:

●
In early January 2024, Spire was awarded $9.4 million by the National Oceanic and Atmospheric Administration (NOAA) to provide radio occultation (RO) data for an eight-month period. The near-real-time RO data provided by Spire will be used for NOAA’s operational weather forecasts, space weather models and climate research, among other applications. The Company’s RO data consists of vertical profiles of atmospheric measurements, including pressure, humidity and temperature across all points of the globe, including in the most remote regions and open oceans.
●
During the fourth quarter, Spire announced it was awarded a Space Services contract by Lacuna Space, a leading satellite IoT connectivity provider. Under the agreement, Spire will initially build and launch six satellites carrying Lacuna Space’s payload and antenna, with the opportunity to scale the constellation to dozens of satellites.
●
In December, Spire announced it was awarded a multi-million euro contract by EUMETSAT, Europe’s meteorological satellite agency, to provide RO data. The contract is for an initial period of two years, from 2024-2026, with three optional, one-year extensions. The award follows a successful pilot program, which demonstrated the benefits of Spire's RO data for weather forecasting accuracy and value.
●
During the fourth quarter, Spire announced the launch of its High-Resolution Weather Forecast model, a differentiated regional high-resolution weather forecasting service. The solution provides precise and customizable weather forecasts extending up to six days, with the capability to be run at resolutions as fine as one kilometer, covering any point on the globe. Built upon seven years of research and development by Spire’s team of scientists and engineers, the High-Resolution Weather Forecast is powered by the Company’s proprietary RO technology, ocean wind and soil moisture data.

Financial Outlook

Spire is providing the following guidance for the first quarter 2024 and for the full year ending December 31, 2024:

	Q1'24 Ranges		FY'24 Ranges
	Low	High	Low	High
Revenue (millions)	$27.0	$29.0	$138.0	$148.0
Y/Y Growth	12%	20%	31%	40%
Non-GAAP Operating Loss (millions)	$(8.0)	$(6.0)	$(5.5)	$2.5
Adjusted EBITDA (millions)	$(2.0)	$0.0	$13.0	$19.0
Non-GAAP (Loss) Income Per Share	$(0.36)	$(0.27)	$(0.24)	$0.11
Basic Weighted Average Shares (millions)	22.0	22.0	22.5	22.5

The non-GAAP operating loss/income, adjusted EBITDA and non-GAAP loss/income per share included in the table above are non-GAAP measures. Please see the section titled “Non-GAAP Financial Measures” for the definition of such measures. Spire has provided a reconciliation of GAAP to non-GAAP financial measures in the tables included in this press release for its fourth quarter and full year 2022 and 2023 results, as well as its outlook for such measures for the first quarter and full year 2024.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with GAAP, this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including free cash flow, non-GAAP gross profit, non-GAAP gross margins, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative expenses, non-GAAP operating loss/income, EBITDA, Adjusted EBITDA, non-GAAP net loss/income, and non-GAAP net loss/income per share. Spire’s management uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP financial measures, in evaluating its ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items Spire excludes from, or includes in, its non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. In addition, other companies may utilize metrics that are not similar to Spire’s. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in Spire’s financial statements. Investors should note that the excluded items may have had, and may in the future have, a material impact on our reported financial results. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results. Management encourages investors and others to review Spire’s financial information in its entirety and not rely on a single financial measure.

Spire adjusts the following items from one or more of its non-GAAP financial measures:

Loss on satellite deorbit, launch failure and decommissioning. Spire excludes loss on satellite deorbit, launch failure and decommissioning because if there was no loss, the expense would be accounted for as depreciation and would also be excluded as part of its EBITDA calculation.

Change in fair value of warrant liabilities and contingent earnout liability. Spire excludes these items as they do not reflect the underlying cash flows or operational results of the business.

Other (expense) income, net. Spire excludes other (expense) income, net because it includes unusual items that do not reflect the underlying operational results of its business. Examples of such expenses include prepayment penalties on outstanding debt and vendor dispute legal settlements.

Stock-based compensation. Spire excludes stock-based compensation expenses primarily because they are non-cash expenses that it excludes from its internal management reporting processes. Spire also finds it useful to exclude these expenses when management assesses the appropriate level of various operating expenses and resource allocations when budgeting, planning, and forecasting future periods. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Stock Compensation, Spire believes excluding stock-based compensation expenses allows investors to make meaningful comparisons between its recurring core business operating results and those of other companies.

Amortization of purchased intangibles. Spire incurs amortization expense for purchased intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of intangible assets is a non-cash expense and is inconsistent in amount and frequency because it is significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred and cannot be recovered, and are non-cash expenses, Spire excludes these expenses for its internal management reporting processes. Spire's management also finds it useful to exclude these charges when assessing the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. It is important to note that while this amortization expense is excluded for purposes of non-GAAP presentation, the revenue of the acquired businesses is reflected in the non-GAAP measures and that the assets contribute to revenue generation.

Other acquisition accounting amortization. Spire incurs amortization expense for purchased data rights in connection with the acquisition of exactEarth and certain technologies. Amortization of this asset is a non-cash expense that can be significantly affected by the inherent subjective nature of the assigned value and useful life. Because this cost has already been incurred and cannot be recovered, and is a non-cash expense, Spire excludes this expense for its internal management reporting processes. Spire's management also finds it useful to exclude this charge when assessing the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. It is important to note that while this expense is excluded for purposes of non-GAAP presentation, the revenue of the acquired companies is reflected in the non-GAAP measures and that the assets contribute to revenue generation.

Mergers and acquisition related expenses. Spire excludes these expenses as they are transaction costs and expenses associated with the transaction that are generally infrequent in nature and not reflective of the underlying operational results of Spire’s business. Examples of these types of expenses include legal, accounting, regulatory, other consulting services, severance, and other employee costs.

Loss on extinguishment of debt. Spire excludes this as it does not reflect the underlying cash flows or operational results of the business.

Foreign exchange gain/loss. Spire is exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As Spire does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, Spire believes that exclusion of such realized and unrealized gains and losses is useful to management and investors in evaluating the performance of its ongoing operations on a period-to-period basis.

Other unusual and infrequent costs. Spire excludes these as they are unusual items that do not reflect the ongoing operational results of its business. Examples of these types of expenses include accounting, legal and other professional fees associated with the preparation and filing of Spire’s September 2022 Form S-3 shelf registration statement and “at-the-market” offering prospectus supplement, and the December 2022 warrant exchange.

Our additional non-GAAP measures include:

Free Cash Flow. Spire defines free cash flow as net cash provided by/used in operating activities less purchases of property and equipment.

EBITDA. Spire defines EBITDA as net income (loss), plus depreciation and amortization expense, plus interest expense, and plus the provision for (or minus benefit from) income taxes.

Adjusted EBITDA. Spire defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, further adjusted for loss on satellite deorbit, launch failure and decommissioning, change in fair value of warrant liabilities, change in fair value of contingent earnout liability, other (expense) income, net, stock-based compensation, loss on extinguishment of debt, foreign exchange gain/loss, other acquisition accounting amortization, mergers and acquisition related expenses, and other unusual costs. Spire believes Adjusted

EBITDA can be useful in providing an understanding of the underlying results of operations and trends and an enhanced overall understanding of its financial performance and prospects for the future. While Adjusted EBITDA is not a recognized measure under GAAP, management uses this financial measure to evaluate and forecast business performance. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income/loss as it does not take into account certain requirements, such as capital expenditures and related depreciation, principal and interest payments, and tax payments. Adjusted EBITDA is not a presentation made in accordance with GAAP, and Spire’s use of the term Adjusted EBITDA may vary from the use of similarly titled measures by others in its industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Conference Call

Spire will webcast a conference call to discuss the results at 5:00 p.m. Eastern Time today. The webcast will be available on Spire’s Investor Relations website at ir.spire.com. A replay of the call will be available on the site for three months.

Safe Harbor Statement

This press release contains forward-looking statements, including information about management's view of Spire’s future expectations, plans and prospects, including our views regarding future execution within our business, and the opportunity we see in our industry, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Spire to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents Spire files with the Securities and Exchange Commission, including but not limited to, Spire’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Spire’s future results. The forward-looking statements included in this presentation are made only as of the date hereof. Spire cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Spire expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Spire Global, Inc.

Spire (NYSE: SPIR) is a global provider of space-based data, analytics and space services, offering unique datasets and powerful insights about Earth so that organizations can make decisions with confidence in a rapidly changing world. Spire builds, owns, and operates a fully deployed satellite constellation that observes the Earth in real time using radio frequency technology. The data acquired by Spire’s satellites provides global weather intelligence, ship and plane movements, and spoofing and jamming detection to better predict how their patterns impact economies, global security, business operations and the environment. Spire also offers

Space as a Service solutions that empower customers to leverage its established infrastructure to put their business in space. Spire has nine offices across the U.S., Canada, UK, Luxembourg, Germany and Singapore. To learn more, visit spire.com.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except share and per share amounts)	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Audited)	(Audited)
Revenue	$27,725	$22,385	$105,703	$80,268
Cost of revenue	12,886	10,710	42,434	40,327
Gross profit	14,839	11,675	63,269	39,941
Operating expenses:
Research and development	8,970	9,392	38,923	35,153
Sales and marketing	5,182	7,075	25,754	28,502
General and administrative	8,776	10,970	42,494	44,831
Loss on decommissioned satellites	119	549	747	549
Total operating expenses	23,047	27,986	107,918	109,035
Loss from operations	(8,208)	(16,311)	(44,649)	(69,094)
Other income (expense):
Interest income	591	492	2,332	948
Interest expense	(5,021)	(4,230)	(19,036)	(13,955)
Change in fair value of contingent earnout liability	(88)	80	129	9,677
Change in fair value of warrant liabilities	(2,581)	(2,257)	(1,597)	8,757
Loss on extinguishment of debt	—	—	—	(22,510)
Other expense, net	2,597	4,599	(1,063)	(2,912)
Total other expense, net	(4,502)	(1,316)	(19,235)	(19,995)
Loss before income taxes	(12,710)	(17,627)	(63,884)	(89,089)
Income tax provision	(488)	(84)	72	322
Net loss	$(12,222)	$(17,543)	$(63,956)	$(89,411)
Basic and diluted net loss per share(1)	$(0.58)	$(1.00)	$(3.27)	$(5.11)
Weighted-average shares used in computing basic and diluted net loss per share(1)	20,953,695	17,572,199	19,580,006	17,484,927

(1) The shares of the Company's common stock and the per share amounts have been retroactively adjusted to reflect the 1-for-8 reverse stock split

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Audited)	(Audited)
Net loss	$(12,222)	$(17,543)	$(63,956)	$(89,411)
Other comprehensive gain (loss):
Foreign currency translation adjustments	1,505	(2,374)	2,478	(7,696)
Net unrealized gain (loss) on investments (net of tax)	(1)	53	34	(33)
Comprehensive loss	$(10,718)	$(19,864)	$(61,444)	$(97,140)

CONSOLIDATED BALANCE SHEETS

(Audited)

	December 31,	December 31,
(In thousands)	2023	2022
Assets
Current assets
Cash and cash equivalents	$29,144	$47,196
Marketable securities	11,726	23,084
Accounts receivable, net (including allowance of $586 and $395 as of December 31, 2023 and 2022, respectively)	9,911	13,864
Contract assets	6,215	3,353
Other current assets	12,340	9,279
Total current assets	69,336	96,776
Property and equipment, net	71,209	53,752
Operating lease right-of-use assets	14,921	11,687
Goodwill	51,155	49,954
Customer relationships	19,363	20,814
Other intangible assets	12,660	13,967
Other long-term assets, including restricted cash	8,181	9,562
Total assets	$246,825	$256,512
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$8,012	$4,800
Accrued wages and benefits	1,829	4,502
Contract liabilities, current portion	23,165	15,856
Other accrued expenses	8,540	8,210
Total current liabilities	41,546	33,368
Long-term debt	114,113	98,475
Contingent earnout liability	220	349
Deferred income tax liabilities	1,069	771
Warrant liability	5,988	1,831
Operating lease liabilities, net of current portion	13,079	10,815
Other long-term liabilities	272	780
Total liabilities	176,287	146,389
Commitments and contingencies
Stockholders’ equity
Common stock	2	2
Additional paid-in capital	477,624	455,765
Accumulated other comprehensive loss	(4,485)	(6,997)
Accumulated deficit	(402,603)	(338,647)
Total stockholders’ equity	70,538	110,123
Total liabilities and stockholders’ equity	$246,825	$256,512

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Audited)

	Years Ended December 31,
(In thousands)	2023	2022
Cash flows from operating activities
Net loss	$(63,956)	$(89,411)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	18,228	18,341
Stock-based compensation	12,978	11,491
Amortization of operating lease right-of-use assets	2,928	2,344
Amortization of debt issuance costs	2,337	3,781
Change in fair value of warrant liabilities	1,597	(8,757)
Change in fair value of contingent earnout liability	(129)	(9,677)
Deferred income tax liabilities	—	—
Loss on decommissioned satellites and impairment of assets	1,024	784
Loss on extinguishment of debt	—	22,271
Other, net	(290)	1
Changes in operating assets and liabilities:
Accounts receivable, net	4,144	(4,180)
Contract assets	(2,463)	(1,364)
Other current assets	(3,246)	324
Other long-term assets	1,680	1,852
Accounts payable	1,371	(1,808)
Accrued wages and benefits	(2,747)	(923)
Contract liabilities	6,352	7,776
Other accrued expenses	(648)	1,012
Operating lease liabilities	(2,782)	(1,632)
Other long-term liabilities	—	(45)
Net cash used in operating activities	(23,622)	(47,820)
Cash flows from investing activities
Purchases of short-term investments	(40,116)	(40,213)
Maturities of short-term investments	52,500	17,300
Purchase of property and equipment	(30,037)	(18,915)
Investment in intangible assets	—	—
Net cash used in investing activities	(17,653)	(41,828)
Cash flows from financing activities
Proceeds from long-term debt	19,886	100,973
Proceeds from issuance of common stock under the Equity Distribution Agreement, net	7,866	—
Payments on long-term debt	(4,500)	(71,512)
Proceeds from issuance of convertible notes payable
Payments on redemption of warrants
Payments of debt issuance costs	(75)	(4,516)
Proceeds from exercise of stock options	3	806
Proceeds from employee stock purchase plan	727	622
Net cash provided by financing activities	23,907	26,373
Effect of foreign currency translation on cash, cash equivalents and restricted cash	(560)	1,199
Net decrease in cash, cash equivalents and restricted cash	(17,928)	(62,076)
Cash, cash equivalents and restricted cash
Beginning balance	47,569	109,645
Ending balance	$29,641	$47,569

GAAP to Non-GAAP Reconciliations

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except for share and per share amounts)	2023	2022	2023	2022

Gross profit (GAAP)	$14,839	$11,675	$63,269	$39,941
Adjustments:
Exclude stock-based compensation	24	51	197	232
Exclude amortization of purchased intangibles	873	855	3,479	3,548
Exclude other acquisition accounting amortization	172	169	680	699
Exclude merger and acquisition related expenses	-	-	-	127
Gross profit (Non-GAAP)	$15,908	$12,750	$67,625	$44,547

Research and development (GAAP)	8,970	9,392	38,923	35,153
Adjustments:
Exclude stock-based compensation	(964)	(784)	(3,474)	(3,154)
Exclude merger and acquisition related expenses	-	-	-	(277)
Research and development (Non-GAAP)	8,006	8,608	35,449	31,722

Sales and marketing (GAAP)	5,182	7,075	25,754	28,502
Adjustments:
Exclude stock-based compensation	(978)	(705)	(2,707)	(2,822)
Exclude amortization of purchased intangibles	-	(506)	-	(2,896)
Exclude merger and acquisition related expenses	-	-	-	(277)
Sales and marketing (Non-GAAP)	4,204	5,864	23,047	22,507

General and administrative (GAAP)	8,776	10,970	42,494	44,831
Adjustments:
Exclude stock-based compensation	(1,496)	(1,627)	(6,600)	(5,283)
Exclude merger and acquisition related expenses	-	-	(1,015)	(4,690)
Exclude other unusual one-time costs	-	(844)	-	-
General and administrative (Non-GAAP)	7,280	8,499	34,879	34,858

Loss on decommissioned satellites (GAAP)	119	549	747	549
Adjustments:
Exclude loss on decommissioned satellites	(119)	(549)	(747)	(549)
General and administrative (Non-GAAP)	-	-	-	-

Loss from operations (GAAP)	$(8,208)	$(16,311)	$(44,649)	$(69,094)
Adjustments:
Exclude stock-based compensation	3,462	3,167	12,978	11,491
Exclude merger and acquisition related expenses	-	-	1,015	5,371
Exclude amortization of purchased intangibles	873	1,361	3,479	6,444
Exclude other acquisition accounting amortization	172	169	680	699
Exclude loss on decommissioned satellites	119	549	747	549
Exclude other unusual one-time costs	-	844	-	-
Loss from operations (Non-GAAP)	$(3,582)	$(10,221)	$(25,750)	$(44,540)

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except for share and per share amounts)	2023	2022	2023	2022
Gross Margin (GAAP)	54%	52%	60%	50.0%
Adjustments:
Exclude stock-based compensation and merger and acquisition related expenses	0%	0%	0%	0%
Exclude amortization of purchased intangibles	2%	4%	3%	4%
Exclude other acquisition accounting amortization	1%	1%	1%	1%
Gross Margin (Non-GAAP)	57%	57%	64%	55%

Operating Margin (GAAP)	-30%	-73%	-42%	-86%
Adjustments:
Exclude stock-based compensation	13%	14%	12%	14%
Exclude merger and acquisition related expenses	0%	0%	1%	7%
Exclude amortization of purchased intangibles	3%	6%	3%	8%
Exclude other acquisition accounting amortization	1%	1%	1%	1%
Exclude loss on decommissioned satellites	0%	2%	1%	1%
Exclude other unusual one-time costs	0%	4%	0%	0%
Operating Margin (Non-GAAP)	-13%	-46%	-24%	-55%

Net loss (GAAP)	$(12,222)	$(17,543)	$(63,956)	$(89,411)
Adjustments:
Exclude stock-based compensation	3,462	3,167	12,978	11,491
Exclude merger and acquisition related expenses	-	-	1,015	5,371
Exclude amortization of purchased intangibles	873	1,361	3,479	6,444
Exclude other acquisition accounting amortization	172	169	680	699
Exclude change in fair value of contingent earnout liability	88	(80)	(129)	(9,677)
Exclude change in fair value of warrant liabilities	2,581	2,257	1,597	(8,757)
Exclude foreign exchange	-	-	-	-
Exclude loss on extinguishment of debt	-	-	-	22,510
Exclude other expense, net	(2,597)	(4,599)	1,063	2,912
Exclude loss on decommissioned satellites	119	549	747	549
Exclude other unusual one-time costs	-	844	-	-
Net loss (Non-GAAP)	$(7,524)	$(13,875)	$(42,526)	$(57,869)

Net loss per share (GAAP)	$(0.58)	$(1.00)	$(3.27)	$(5.11)
Adjustments:
Exclude stock-based compensation	$0.17	0.18	0.66	0.66
Exclude merger and acquisition related expenses, purchased intangibles and other acquistion accounting amortization	$0.05	0.09	0.25	0.72
Exclude change in fair value of warrant liabilities and change in value of contingent earnout liability	$0.13	0.12	0.07	(1.05)
Exclude foreign exchange	$(0.01)	-	(0.01)	-
Exclude loss on extinguishment of debt	$-	-	-	1.29
Exclude other expense, net	$(0.12)	(0.26)	0.05	0.17
Exclude loss on decommissioned satellites	$0.01	0.03	0.04	0.03
Conversion from diluted to basic share count (weighted average)	$-	-	-	-
Net loss per share (Non-GAAP)	$(0.35)	$(0.84)	(2.21)	$(3.29)

Weighted-average shares used in computing basic net loss per share	20,953,695	17,572,199	19,580,006	17,484,927
Weighted-average shares used in computing diluted net income per share	20,953,695	17,572,199	19,580,006	17,484,927

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except for share and per share amounts)	2023	2022	2023	2022
Net loss (GAAP)	$(12,222)	$(17,543)	$(63,956)	$(89,411)
Depreciation and amortization	6,586	4,285	18,228	18,341
Net Interest	4,430	3,738	16,704	13,007
Taxes	(488)	(84)	72	322
EBITDA	(1,694)	(9,604)	(28,952)	(57,741)
Change in fair value of contingent earnout liability	88	(80)	(129)	(9,677)
Change in fair value of warrant liabilities	2,581	2,257	1,597	(8,757)
Foreign exchange	-	-	-	-
Loss on extinguishment of debt	-	-	-	22,510
Stock-based compensation	3,462	3,167	12,978	11,491
Mergers and acquisition related expenses	-	-	1,015	5,371
Other unusual one-time costs	-	844	-	-
Other acquisition accounting amortization	172	169	680	699
Loss on decommissioned satellites	119	549	747	549
Other expense, net	(2,597)	(4,599)	1,063	2,912
Adjusted EBITDA	$2,131	$(7,297)	$(11,001)	$(32,643)

Net cash used in operating activities	4,111	(5,111)	(23,622)	(47,820)
Purchase of property and equipment	(6,343)	(2,969)	(30,037)	(18,915)
Free Cash Flow	$(2,232)	$(8,080)	$(53,659)	$(66,735)

GAAP to Non-GAAP Reconciliations – Q1 2024 and Full Year 2024 Financial Outlook

(Unaudited)

(In thousands, except for share and per share amounts)	Q1'24 Ranges
	Low	High
Revenue	$27,000	$29,000
	Low	High
Loss from operations (GAAP)	$(12,600)	$(10,600)
Adjustments:
Exclude stock-based compensation	$3,500	$3,500
Exclude amortization of purchased intangibles	$900	$900
Exclude other acquisition accounting amortization	$200	$200
Loss from operations (Non-GAAP)	$(8,000)	$(6,000)

	Low	High
Operating Margin (GAAP)	-47%	-37%
Adjustments:
Exclude stock-based compensation	13%	13%
Exclude amortization of purchased intangibles	3%	3%
Exclude other acquisition accounting amortization	1%	1%
Operating Margin (Non-GAAP)	-30%	-21%

	Low	High
Net loss per share (GAAP)	$(0.58)	$(0.49)
Adjustments:
Exclude stock-based compensation	0.16	0.16
Exclude purch intangibles and other purch acctg amortization	0.05	0.05
Exclude other expense, net	0.01	0.01
Net loss per share (Non-GAAP)	$(0.36)	$(0.27)
Weighted-average shares used in computing basic and diluted net loss per share	22,000,000	22,000,000

	Low	High
Net loss (GAAP)	$(17,700)	$(15,700)
Depreciation and amortization	7,000	7,000
Net Interest	4,800	4,800
Taxes	100	100
EBITDA	$(5,800)	$(3,800)
Stock-based compensation	3,500	3,500
Other expense, net	100	100
Other acquisition accounting amortization	200	200
Adjusted EBITDA	$(2,000)	$-

(In thousands, except for share and per share amounts)	FY 2024 Ranges
	Low	High
Revenue	138,000	148,000

	Low	High
Loss from operations (GAAP)	$(23,900)	$(15,900)
Adjustments:
Exclude stock-based compensation	14,200	14,200
Exclude amortization of purchased intangibles	3,500	3,500
Exclude other acquisition accounting amortization	700	700
(Loss) income from operations (Non-GAAP)	$(5,500)	$2,500

	Low	High
Net loss per share (GAAP)	$(1.08)	$(0.73)
Adjustments:
Exclude stock-based compensation	$0.63	$0.63
Exclude purch intangibles and other acq acctg amortization	$0.19	$0.19
Exclude other expense, net	$0.02	$0.02
Net (loss) income per share (Non-GAAP)	$(0.24)	$0.11

Weighted-average shares used in computing basic and diluted net loss per share	22,500,000	22,500,000

	Low	High
Net loss (GAAP)	$(42,800)	$(36,800)
Depreciation and amortization	21,800	21,800
Net Interest	18,200	18,200
Taxes	400	400
EBITDA	$(2,400)	$3,600
Other expense, net	500	500
Stock-based compensation	14,200	14,200
Other acquisition accounting amortization	700	700
Adjusted EBITDA	$13,000	$19,000

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Kristina.Spychalski@spire.com

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Head of Investor Relations

Benjamin.Hackman@spire.com